Foreign exchange fluctuations (net)	12 Months Ended
Dec. 31, 2024
Foreign Exchange Fluctuations
Foreign exchange fluctuations (net)

37.	Foreign exchange fluctuations (net)

Foreign exchange fluctuations reflect the gains or losses on currency transactions, the changes resulting from the conversion of monetary items from a foreign currency to the functional currency, and the gains or losses recognized on non-monetary foreign currency assets at the time of disposal.

Thousand of Reais	2024	2023	2022

Revenue with Exchange Variations	121,821,934	104,400,557	170,221,459
Expenses with Exchange Variations	(120,334,255)	(103,335,390)	(169,675,569)
Total	1,487,679	1,065,167	545,890